                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to S240.14a-12 or Rule 14a-12

                                 CNB CORPORATION
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)  Proposed maximum aggregate value of transaction:
         (5)  Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:
         (2)  Form, Schedule, or Registration statement no.:
         (3)  Filing party:
         (4)  Date filed:

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721



                                 April 18, 2003






Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 N. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 20, 2003. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 2002 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

Your continued support of, and interest in, CNB Corporation are sincerely appreciated and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                          Respectfully,


                                          /s/ Robert E. Churchill
                                          Robert E. Churchill
                                          Chairman and Chief Executive Officer

Enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 20, 2003


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 20, 2003, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

         1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 21, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                         By order of the Board of Directors,



                                         /s/ John P. Ward
                                         John P. Ward
                                         Secretary

Dated: April 18, 2003

         YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2003

         This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 20, 2003, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.


                              VOTING AT THE MEETING

         This Proxy Statement and the enclosed Proxy are expected to be mailed on or about April 18, 2003, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 21, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. As of the record date of March 21, 2003, 1,188,303 shares of common stock of the Corporation were outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

         If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

         A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

         The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

         Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2004 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors elected by the Corporation's shareholders at the prior annual meeting of shareholders.

         Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES

         The following table sets forth certain information regarding each nominee, including name, age, principal occupation for the past five years, and term of service as a director of the Corporation. The information set forth in the table is based in part on information provided by each nominee.

                                                                                                  HAS SERVED
                                                                                                 AS A DIRECTOR
          NAME AND AGE                                 PRINCIPAL OCCUPATION                        SINCE (1)

Steven J. Baker, D.V.M., 51(2)       Doctor of Veterinary Medicine, Indian River Veterinary         2000(3)
                                     Clinic.

Robert E. Churchill, 62              Chairman of the Board & Chief Executive Officer of the          1983
                                     Corporation.
                                     Chairman of the Board & Chief Executive Officer of the
                                     Bank.

James C. Conboy, Jr., 55             President & Chief Operating Officer of the Corporation.         1983
                                     President & Chief Operating Officer of the Bank. Former
                                     Attorney/Partner, Bodman, Longley & Dahling LLP.

Kathleen M. Darrow, 60 (2)           President/Co-owner of Darrow Bros. Excavating, Inc.             1996 (4)
                                     Retired Group Sales & Special Events Coordinator for
                                     the Mackinac  State Historic Parks.

Thomas J. Ellenberger, 52 (2)        Part owner, Vice President & Secretary of Albert                1996 (5)
                                     Ellenberger Lumber Co. (retail lumber sales).

Vincent J. Hillesheim, 52 (2)        President of Crusoe's Rivertown Motors, Inc.                    1994
                                     Co-Manager of Crusoe Enterprises, LLC

John L. Ormsbee, 64 (2)              Sole proprietor of Jack's Sales (auctioneering                  1980
                                     services)

Francis J. VanAntwerp, Jr., 58 (2)   Vice President of Durocher Marine Division - Kokosing           1990
                                     Construction Company, Inc. (marine construction).
                                     President/Owner of Salvor, Ltd. (real estate and
                                     equipment leasing).

John P. Ward, 66                     Secretary of the Corporation.                                   1994
                                     Retired Senior Vice President of the Corporation and
                                     Senior Vice President & Cashier of the Bank.

(1) Any service as a director prior to 1985, the year the Corporation was formed, would have been as a director of the Bank. Since 1985, all directors of the Corporation also have been directors of the Bank.
(2) Member of the Audit Committee.
(3) Director of the Bank since December, 1999.
(4) Director of the Bank since January, 1996.
(5) Director of the Bank since August, 1995.

                            OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of March 21, 2003, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.


                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)


                        SOLE VOTING     SHARED VOTING     TOTAL
NAME AND ADDRESS OF   AND DISPOSITIVE  OR DISPOSITIVE   BENEFICIAL    PERCENT
 BENEFICIAL OWNER          POWER          POWER(2)       OWNERSHIP    OF CLASS

Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721        35,504          35,504         71,008       5.98%

(1) The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

         The following table sets forth certain information as of March 21, 2003, as to the common stock of the Corporation owned beneficially by each director and nominee for director, each named executive officer, and by all directors and executive officers of the Corporation as a group.


                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                              SOLE VOTING          SHARED VOTING          TOTAL
           NAME OF              AND/OR                AND/OR            BENEFICIAL   PERCENT OF
      BENEFICIAL OWNER     DISPOSITIVE POWER    DISPOSITIVE POWER(2)    OWNERSHIP      CLASS

Steven J. Baker                                        1,635               1,635          *

Robert E. Churchill                                   16,827              21,732(3)    1.42%

James C. Conboy, Jr.                                   8,578              13,229(3)       *

Kathleen M. Darrow                                     2,200               2,200          *

Thomas J. Ellenberger            3,214                 9,596              12,810       1.08%

Vincent J. Hillesheim           23,671                 1,179              24,850       2.09%

John L. Ormsbee                 13,982                13,982              27,964       2.35%

Francis J. VanAntwerp, Jr.         701                 6,874               7,575          *

John P. Ward                                           3,833               3,833          *

All directors and officers
as a group (12 persons)         42,483                64,864             126,770(4)    9.03%

*Less than 1%.

(1) The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

(3) Includes 4,905 shares and 4,651 shares that may be acquired within 60 days by Mr. Churchill and Mr. Conboy, respectively, through the exercise of stock options.

(4) Includes 20,498 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                               PERFORMANCE GRAPH



         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation Common Stock (based on the last reported sales price of the respective year) with the cumulative total return of the Nasdaq Stock Market Index(United States stock only) and the Nasdaq Bank Stocks Index. The following information is based on an investment of $ 100 on December 31, 1997, with dividends reinvested quarterly.

                                  December 31,
                      1997     1998     1999    2000     2001     2002
CNB Corporation       $100     $148     $171    $127     $185     $251
Nasdaq Stock Market    100      141      261     157      125       86
Nasdaq Bank Stocks     100       99       96     109      118      121

                              [PERFORMANCE GRAPH]

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has an Audit Committee. Its membership is comprised of Directors VanAntwerp (who serves as Chairman), Baker, Darrow, Ellenberger, Hillesheim, and Ormsbee. Each of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. The Audit Committee meets quarterly and on call when needed and it met five times during 2002. The Audit Committee operates under a written charter approved by the Board of Directors.

         The Board of Directors of the Corporation does not have a Nominating Committee.

         All directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of five meetings during 2002, including the organizational meeting. The Board of Directors of the Bank held a total of twenty-six meetings during 2002, including the organizational meeting and one special meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Audit Committee, except for Mr. VanAntwerp who attended 58%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.

                          REPORT OF THE AUDIT COMMITTEE

         The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. Management is responsible for preparing the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements.

         The Committee reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2002 with management and the independent auditors.

         The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Corporation's financial statements. The Committee also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from management and the Corporation and its related entities), discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Francis J. VanAntwerp, Jr., Chairman        Thomas J. Ellenberger
Steven J. Baker                             Vincent J. Hillesheim
Kathleen M. Darrow                          John L. Ormsbee


                            COMPENSATION OF DIRECTORS

         All directors initially elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

         Directors initially elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account either in a lump sum or in approximately equal installments over a period of ten years.

         During 2002, directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $2,075 for service on the two Boards. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation received by the named executives for each of the calendar years shown.

                               ANNUAL COMPENSATION

 NAME AND PRINCIPAL                                                  OTHER
    POSITION              YEAR       SALARY(1)       BONUS        COMPENSATION

Robert E. Churchill       2002       $165,000       $103,016       $14,615 (6)
Chairman & Chief          2001       $160,000       $ 88,912       $12,007 (2)
Executive Officer         2000       $154,000       $ 68,143       $14,918 (3)


James C. Conboy, Jr.      2002       $129,000       $ 20,603       $11,669 (7)
President & Chief         2001       $124,000       $ 17,782       $10,754 (4)
Operating Officer         2000       $118,800       $ 17,036       $12,065 (5)


(1) Includes compensation deferred under the 401(k) Savings Plan and 1997 Deferred Compensation Plan and $4000 deferred annual director fee.
(2)  Includes employer's matching contribution of $6,690 under 401(k) Plan.
(3)  Includes employer's matching contribution of $6,399 under 401(k) Plan.
(4)  Includes employer's matching contribution of $4,102 under 401(k) Plan.
(5)  Includes employer's matching contribution of $3,919 under 401(k) Plan.
(6)  Includes employer's matching contribution of $8,128 under 401(k) Plan.
(7)  Includes employer's matching contribution of $4,593 under 401(k) Plan.

                               PENSION PLAN TABLE



The defined benefit retirement plan covers employees over 20 years of age with more than six months of eligible service. Normal retirement age is 65. Participants receive credit for 1.1% of average compensation multiplied by years of credited benefit service, plus .65% of average compensation in excess of covered compensation multiplied by years of credited benefit service(maximum of 35 years).

                                      Years of Service
                 --------------------------------------------------------
Remuneration       15          20           25          30          35

100,000          19,986      26,648       33,310      39,972       46,634
125,000          26,548      35,398       44,247      53,097       61,946
150,000          33,111      44,148       55,185      66,222       77,259
175,000          39,673      52,898       66,122      79,347       92,571
200,000          46,236      61,648       77,060      92,472      107,884
225,000          46,236      61,648       77,060      92,472      107,884


The law in effect throughout 2002 limited remuneration considered for benefit purposes to $ 200,000. Covered remuneration for the named executives who participated in the plan is $ 264,016 for Mr. Churchill and $ 145,603 for Mr. Conboy. As of December 31, 2002, Mr. Churchill was credited with 27.83 years of service and Mr. Conboy was credited with 4 years of service. The annual benefit is based upon a 10-year period certain and life annuity and is not subject to any deduction for Social Security or other offset amounts.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS


Plan Category              (a)                    (b)                   (c)
                        Number of             Weighted-average     Number of
                        securities to be      exercise price of    securities
                        issued upon           outstanding          remaining
                        exercise of           options, warrants    available for
                        outstanding           and rights           future issuance
                        options, warrants                          under equity
                        and rights                                 compensation plans
                                                                   (excluding securities
                                                                   reflected in column (a))

Equity compensation     29,498                $ 44.83              17,713
plans approved by
security holders



Equity compensation     None
plans not approved by
security holders


Total                   29,498                $ 44.83              17,713



                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the options exercised by the named executives under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 2002 and the value of unexercised options as of such date.


                                                  NUMBER OF SECURITIES                VALUE OF
                                                 UNDERLYING UNEXERCISED         UNEXERCISED IN-THE-MONEY
                                              OPTIONS AT FISCAL YEAR END(1)   OPTIONS AT FISCAL YEAR END(2)
                       SHARES
                      ACQUIRED
                         ON        VALUE
       NAME           EXERCISE    REALIZED     EXERCISABLE  UNEXERCISABLE      EXERCISABLE  UNEXERCISABLE

Robert E. Churchill
Chairman & Chief
Executive Officer        0            0         4,905           0               $36,674         0

James C. Conboy, Jr.
President & Chief
Operating Officer        0            0         4,651           0              ($12,283)        0


(1) The number of shares shown have been adjusted to reflect three 5% stock dividends.

(2) The value shown is calculated by determining the difference between the fair market value of the common stock and the exercise price of the options (adjusted for stock dividends) at fiscal year end. For purposes of this value, fair market value is deemed to be $50.00 per share, the price at which the stock last traded on or before December 31, 2002.

                        REPORT ON EXECUTIVE COMPENSATION

         The Corporation's compensation program for executive officers is administered by the entire Board of Directors. At present, all officers of the Corporation, with the exception of Mr. Ward, the Corporation's Secretary, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate cash compensation from the Corporation. Mr. Ward receives no compensation as Secretary of the Corporation.

         The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation's senior officers with those of its shareholders. The Corporation's executive compensation program is comprised of three primary components: base salary, annual cash incentive bonus opportunities and longer-term incentive opportunities in the form of stock option awards. Executives also participate in the Bank's 401(k) Savings Plan and Pension Plan and are eligible to participate in the Bank's 1997 Deferred Compensation Plan.

         To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash incentive bonuses are used to reward senior officers and other key employees for individual performance, accomplishments and achievement of annual business targets. A significant portion of career compensation for senior officers is linked to corporate performance through stock option awards.

         The Board of Directors determines the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer. Annual base salary, incentive bonus and stock option awards with respect to the Corporation's other senior officers are recommended by the Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.

         In evaluating the performance of and determining the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and other senior management, the Board of Directors takes into account management's contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and the Corporation's other senior management, giving at least equal weight to the subjective and qualitative factors and no particular weight to any given factor. The determination of the size of stock option awards is based upon a subjective analysis of each recipient's position within the organization, his or her individual performance and his or her growth potential within the organization.

         The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the Chief Executive Officer and the Corporation's other senior management. These measures of corporate performance are: (i) after-tax earnings and earnings growth; (ii) capital position; (iii) quality of the Bank's loan portfolio; (iv) targeted as compared to actual operating performance; and (v) the Corporation's performance and financial condition as compared to that of its Federal Reserve Bank peer group. These measures were considered by the Board of Directors in determining each component of executive compensation, with particular weight being given to after-tax earnings and earnings growth. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $500 million and located in the Midwest United States and the state of Michigan.

Submitted by the Board of Directors:

Steven J. Baker         Robert E. Churchill            James C. Conboy, Jr.
Kathleen M. Darrow      Thomas J. Ellenberger          Vincent J. Hillesheim
John L. Ormsbee         Francis J. VanAntwerp, Jr.     John P. Ward

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors and officers of the Corporation, as well as members of their immediate families and the companies, organizations and other entities with which they are associated, have had, and are expected to have in the future, transactions with the Bank. All such transactions are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral requirements on loan transactions, as those prevailing at the same time for comparable transactions with other persons. All such loan transactions do not involve more than normal risk of collectibility or present other unfavorable features and, when required, are approved by the Board of Directors.

         Director Conboy serves of counsel to the law firm of Bodman, Longley & Dahling LLP which provided legal services to the Corporation and the Bank during 2002. It is anticipated that Bodman, Longley & Dahling LLP will continue to furnish legal services in the future.

         Director Ward served as a consultant to, and worked on various projects for, the Bank during 2002 and was compensated $7,400 for his services.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons beneficially owning more than 10% of the Corporation's common stock to file reports of ownership and changes in ownership of shares of common stock with the Securities and Exchange Commission. Based upon written representations by each director and executive officer, the Corporation believes that all of the required reports were filed by such persons during 2002.


                              INDEPENDENT AUDITORS

         In 2002, Crowe, Chizek and Company LLP performed audit and audit related services for the Corporation and the Bank, which included examination of the consolidated financial statements of the Corporation and consultation on accounting and reporting matters. Crowe, Chizek and Company LLP has served as the independent auditors for the Bank since 1980 and for the Corporation since its formation in 1985 and, upon recommendation of the Audit Committee, the Board of Directors has again selected Crowe, Chizek and Company LLP as independent auditors for 2003. A representative of Crowe, Chizek and Company LLP is not expected to be at the Annual Meeting of Shareholders.

         For the year ended December 31, 2002, Crowe, Chizek and Company LLP billed the Corporation for professional services as follows:

         Audit Fees................................................ $39,377.00
         Financial Information Systems and Implementation Fees..... $     0.00
         All Other Fees............................................ $ 6,900.00

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal to be considered by the Corporation for inclusion in the 2004 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 11, 2003.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

         The Annual Report of the Corporation for 2002 is included with this Proxy Statement.

         Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

                                     By order of the Board of Directors,


                                     /s/ John P. Ward
                                     John P. Ward
                                     Secretary


Dated:   April 18, 2003

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721



                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Steven J. Baker, Kathleen M. Darrow, and Francis J. VanAntwerp, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 21, 2003, at the Annual Meeting of Shareholders to be held May 20, 2003, and at any adjournment thereof.

1.  In the election of nine directors to be elected for terms expiring in 2004:


[ ] FOR all nominees listed below (except    [ ]  WITHHOLD AUTHORITY to vote for
    as marked to the contrary below)              all nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Steven J. Baker, D.V.M.    Kathleen M. Darrow        John L. Ormsbee

Robert E. Churchill        Thomas J. Ellenberger     Francis J. VanAntwerp, Jr.

James C. Conboy, Jr.       Vincent J. Hillesheim     John P. Ward


                          COMPLETE AND SIGN ON REVERSE

         The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 18, 2003. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

         The undersigned shareholder acknowledges receipt of the 2002 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 18, 2003.

         The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

         Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

         The _________ shares represented by this Proxy are registered on our books as follows:








Date:____________, 2003                     __________________________________
                                            Signature

Brokers-Number of Shares ___________        __________________________________
                                            Signature

                                            __________________________________
                                            Signature


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.